SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-12

                            THE GABELLI UTILITY TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
       0-11.
       1) Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                            THE GABELLI UTILITY TRUST
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                               ------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2004
                               ------------------

To the Shareholders of
THE GABELLI UTILITY TRUST

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Utility Trust (the "Trust") will be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 10, 2004, at 10:30 a.m., for the following purposes:

      1. To elect five (5) Trustees of the Trust, three to be elected by the holders of the Trust's Common Stock and holders of its 5.625% Series A Cumulative Preferred Stock and Series B Auction Rate Cumulative Preferred Stock ("Preferred Stock"), voting together as a single class, and TWO to be confirmed and elected by the holders of the Trust's Preferred Stock, voting as a separate class (PROPOSAL 1); and

      2.    To   consider   and  vote  upon  such   other   matters,   including
            adjournments, as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 15, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                             By Order of the Board of Trustees

                                             JAMES E. MCKEE
                                             SECRETARY

April 16, 2004

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2.    JOINT  ACCOUNTS:  Either  party may sign,  but the name of the party
            signing   should   conform   exactly   to  the  name  shown  in  the
            registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           REGISTRATION                               VALID SIGNATURE
           ------------                               ---------------

           CORPORATE ACCOUNTS

           (1) ABC Corp.                              ABC Corp.
           (2) ABC Corp.                              John Doe, Treasurer
           (3) ABC Corp.
               c/o John Doe, Treasurer                John Doe
           (4) ABC Corp., Profit Sharing Plan         John Doe, Trustee

           TRUST ACCOUNTS

           (1) ABC Trust                              Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee
               u/t/d 12/28/78                         Jane B. Doe

           CUSTODIAN OR ESTATE ACCOUNTS

           (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA          John B. Smith
           (2) John B. Smith, Executor
               Estate of Jane Smith                   John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing your voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                            THE GABELLI UTILITY TRUST

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 10, 2004

                                   ----------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Gabelli Utility Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Monday, May 10, 2004, at 10:30 a.m., at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 16, 2004.

      In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of EquiServe Trust Company N.A. ("EquiServe"), the Trust's transfer agent, and affiliates of EquiServe or other representatives of the Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Trust has retained Georgeson Shareholder Communications Inc. pursuant to its standard contract to assist in the solicitation of proxies for a minimum fee of $5,000 plus reimbursement of expenses. The costs of proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE  TRUST'S  MOST  RECENT  ANNUAL  REPORT,  INCLUDING  AUDITED  FINANCIAL
STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422 OR BY CALLING THE TRUST AT 800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Trustees listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

      In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against such adjournment.

      The close of business on March 15, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The trust has two classes of capital stock: Common Stock, par value $0.001 per share ("Common Stock") and Preferred Stock consisting of 5.625% Series A Cumulative Preferred Stock, par value $0.001 per share, ("Series A Preferred"), and Series B Auction Rate Cumulative Preferred Stock, par value $0.001 per share, ("Series B Preferred"), (Series A Preferred and Series B Preferred together, the "Preferred Stock") (together with the Common Stock, the "Shares"). The holders of Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 15, 2004, there were 22,950,477 shares of Common Stock, 1,200,000 shares of Series A Preferred Stock and 1,000 shares of Series B Preferred Stock outstanding.

      As of the record date, there were no persons known to the Trust to be beneficial owners of more than 5% of the Trust's outstanding shares of Common Stock or Preferred Stock.


                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                      COMMON STOCKHOLDERS                      PREFERRED STOCKHOLDERS
--------                      -------------------                      ----------------------

1.  Election and              Common and Preferred Stockholders,       Common and Preferred Stockholders,
    Confirmation of           voting together as a single class,       voting together as a single class,
    Trustees                  vote to elect three Trustees:            vote to elect three Trustees:
                              Mario J. Gabelli, CFA,                   Mario J. Gabelli, CFA,
                              Dr. Thomas E. Bratter,                   Dr. Thomas E. Bratter,
                              and Vincent D. Enright                   and Vincent D. Enright

                                                                       Preferred Stockholders, voting as
                                                                       a separate class, vote to elect two
                                                                       Trustees for the remainder of
                                                                       their terms: Anthony J. Colavita
                                                                       and James P. Conn

2.  Other Business            Common and Preferred Stockholders, voting together as a single class.

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

               PROPOSAL 1: TO ELECT FIVE (5) TRUSTEES OF THE TRUST

NOMINEES FOR THE BOARD OF TRUSTEES

      The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Mario J. Gabelli, CFA, Dr. Thomas E. Bratter and Vincent D. Enright have each been nominated by the Board of Trustees for a three-year term to expire at the Trust's 2007 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Anthony J. Colavita has been nominated by the Board of Trustees for election by the holders of the Trust's Preferred Stock to fill the remainder of his term to expire at the Trust's 2005 Annual Meeting of Shareholders or until his successor is duly elected and qualified. James P. Conn has been nominated by the Board of Trustees for election by the holders of the Trust's Preferred Stock to fill the remainder of his term to expire at the 2006 Annual Meeting of Shareholders or until his successor is duly elected and qualified. All of the Trustees of the Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser. The classes of Trustees are indicated below:

NOMINEES TO SERVE UNTIL 2007 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Mario J. Gabelli, CFA
Dr. Thomas E. Bratter
Vincent D. Enright

NOMINEE TO SERVE UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------
James P. Conn

NOMINEE TO SERVE UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------
Anthony J. Colavita

TRUSTEES SERVING UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------
John D. Gabelli
Karl Otto Pohl
Anthony R. Pustorino

TRUSTEES SERVING UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------
Frank J. Fahrenkopf, Jr.
Robert J. Morrissey
Salvatore J. Zizza

      Under the Trust's Declaration of Trust, Statement of Preferences and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Trust's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Trustees, and holders of the Trust's outstanding Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Trustees, subject to the provisions of the 1940 Act and the Trust's Declaration of Trust, Statement of Preferences and By-Laws. The holders of the Trust's outstanding Preferred Stock would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Trust's Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. Anthony J. Colavita and James P. Conn are nominees for election as Trustees at the Meeting to be elected solely by the holders of the Trust's Preferred Stock. A quorum of the Preferred Stockholders must be present at the Meeting in order for the proposal to elect Messrs. Colavita and Conn to be considered.

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

      Set forth in the table below are the existing Trustees and Nominees for election to the Board of the Trust and officers, including information relating to their respective positions held with the Trust, a brief statement of their principal occupations during the past five years and other directorships, if any.

                               TERM OF                                                                                   NUMBER OF
                             OFFICE AND                                                                                PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                                FUND COMPLEX
    ADDRESS 1                   TIME          PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS           OVERSEEN
     AND AGE                  SERVED 2        DURING PAST FIVE YEARS                      HELD BY TRUSTEE              BY TRUSTEE
    -------                   --------        ----------------------                      ----------------             -----------
INTERESTED TRUSTEES/NOMINEES:3
------------------------------
MARIO J. GABELLI              Since 1999***   Chairman of the Board and Chief             Director of Morgan Group          24
Trustee and Chief                             Executive Officer of Gabelli Asset          Holdings, Inc. (holding
Investment Officer                            Management Inc. and Chief                   company); Vice Chairman
Age: 61                                       Investment Officer of Gabelli Funds,        of Lynch Corporation
                                              LLC and GAMCO Investors, Inc.;              (diversified manufacturing)
                                              Vice Chairman and Chief Executive
                                              Officer of Lynch Interactive Corporation
                                              (multimedia and services)

JOHN D. GABELLI               Since 1999**    Senior Vice President of Gabelli &                 --                         10
Trustee                                       Company, Inc., Director of Gabelli
Age: 59                                       Advisers, Inc.

KARL OTTO POHL                Since 1999**    Member of the Shareholder Committee         Director of Gabelli Asset         33
Trustee                                       of Sal Oppenheim Jr. & Cie, Zurich          Management Inc. (investment
Age: 74                                       (private investment bank); Former           management); Chairman,
                                              President of the Deutsche Bundesbank        Incentive Capital and Incentive
                                              and Chairman of its Central Bank            Asset Management (Zurich);
                                              Council (1980-1991)                         Director at Sal Oppenheim
                                                                                          Jr. & Cie, Zurich
NON-INTERESTED TRUSTEES/NOMINEES:
---------------------------------
DR. THOMAS E. BRATTER         Since 1999***   Director, President and Founder,                   --                          3
Trustee                                       The John Dewey Academy
Age: 64                                       (residential college preparatory
                                              therapeutic high school)

ANTHONY J. COLAVITA 4         Since 1999*     President and Attorney at Law in the               --                         35
Trustee                                       law firm of Anthony J. Colavita, P.C.
Age: 68

JAMES P. CONN 4               Since 1999**    Former Managing Director and                Director of LaQuinta Corp.        12
Trustee                                       Chief Investment Officer of                 (hotels) and First
Age: 66                                       Financial Security Assurance                Republic Bank
                                              Holdings Ltd. (1992-1998) (insurance
                                              holding company

VINCENT D. ENRIGHT            Since 1999***   Former Senior Vice President and Chief             --                         12
Trustee                                       Financial Officer of KeySpan Energy
Age: 60                                       Corporation

FRANK J. FAHRENKOPF, JR.      Since 1999*     President and Chief Executive               Director of First                 4
Trustee                                       Officer of the American Gaming              Republic Bank
Age: 64                                       Association since 1995; Partner
                                              in the law firm of Hogan & Hartson;
                                              Co-Chairman of the Commission
                                              on Presidential Debates; Former
                                              Chairman of the Republican National
                                              Committee

ROBERT J. MORRISSEY           Since 1999*     Partner in the law firm of Morrissey               --                         10
Trustee                                       Hawkins & Lynch
Age: 64

ANTHONY R. PUSTORINO          Since 1999**    Certified Public Accountant; Professor      Director of                       17
Trustee                                       Emeritus, Pace University                   Lynch Corporation
Age: 78                                                                                   (diversified manufacturing)

SALVATORE J. ZIZZA             Since 1999*    Chariman, Hallmark Electrical Supplies      Director of Hollis Eden           23
Trustee                                       Corp.                                       Pharmaceuticals; Director
Age: 58                                                                                   of Earl Scheib Inc.
                                                                                          (automotive services)

                               TERM OF
                             OFFICE AND
NAME, POSITION(S)             LENGTH OF
    ADDRESS 1                   TIME          PRINCIPAL OCCUPATION(S)
     AND AGE                  SERVED          DURING PAST FIVE YEARS
    -------                   --------        ----------------------

OFFICERS:
---------
BRUCE N. ALPERT               Since 2003      Executive Vice President and Chief
President                                     Operating Officer of Gabelli Funds, LLC
Age: 52                                       since 1988 and an officer of all mutual funds
                                              advised by Gabelli Funds, LLC and
                                              its affiliates. Director and President of
                                              Gabelli Advisers, Inc.

DAVID I. SCHACHTER            Since 1999      Vice President of the Trust. Research
Vice President                                Analyst of Gabelli & Company, Inc.
Age: 50                                       since 1999. Prior to October 1999, Mr.
                                              Schachter worked for Thomas J. Herzfeld
                                              Advisors, an investment advisor
                                              specializing in closed-end funds

JAMES E. MCKEE                Since 1999      Vice President, General Counsel and
Secretary                                     Secretary of Gabelli Asset Management Inc.
Age: 40                                       since 1999 and GAMCO Investors, Inc.
                                              since 1993; Secretary of all mutual funds
                                              advised by Gabelli Advisers, Inc. and
                                              Gabelli Funds, LLC

-------
1 Address: One Corporate Center, Rye, New York 10580-1422, unless otherwise noted.

2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.

    * Term expires at the Trust's 2005 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

   ** Term expires at the Trust's 2006 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

  *** Nominee to serve until the Trust's 2007 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

3 "Interested person" of the Trust as defined in the Investment Company Act of 1940, as amended. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser, as officers or directors of other Gabelli Funds or an affiliated entity (and in the case of M. Gabelli, as a controlling shareholder). Messrs. Mario Gabelli and John Gabelli are brothers.

4 Trustee nominee to be elected soley by holders of the Trust's Preferred Stock.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE TRUST AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

      Set forth in the table below is the dollar range of equity securities held in the Trust and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee and Nominee for election as Trustee.

    NAME OF TRUSTEE/NOMINEE           DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES HELD                       SECURITIES HELD
                                        IN THE TRUST*(1)(2)                   IN FUND COMPLEX(1)
INTERESTED TRUSTEES/NOMINEES:
-----------------------------

Mario J. Gabelli                                 E                                     E
                                               ----                                  ----
John D. Gabelli                                  A                                     E
                                               ----                                  ----
Karl Otto Pohl                                   A                                     A
                                               ----                                  ----
NON-INTERESTED TRUSTEES/NOMINEES:
---------------------------------
Dr. Thomas E. Bratter                            A                                     E
                                               ----                                  ----
Anthony J. Colavita**                            C                                     E
                                               ----                                  ----

    NAME OF TRUSTEE/NOMINEE           DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES HELD                       SECURITIES HELD
                                        IN THE TRUST*(1)(2)                   IN FUND COMPLEX(1)
James P. Conn                                    C                                     E
                                               ----                                  ----
Vincent D. Enright                               A                                     E
                                               ----                                  ----
Frank J. Fahrenkopf, Jr.                         A                                     B
                                               ----                                  ----
Robert J. Morrissey                              A                                     D
                                               ----                                  ----
Anthony R. Pustorino**                           C                                     E
                                               ----                                  ----
Salvatore J. Zizza                               E                                     E
                                               ----                                  ----

----------
*     KEY TO DOLLAR RANGES
      --------------------
A.    None
B.    $1 - $10,000
C.    $10,001 - $50,000
D.    $50,001 - $100,000
E.    Over $100,000
All shares were valued as of December 31, 2003.
** Mr. Colavita and Mr. Pustorino each beneficially own less than 1% of the common stock of Lynch Corporation having a value of $10,450 as of December 31, 2003. Lynch Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Trust's Adviser.
(1) This information has been furnished by each Trustee and Nominee for election as Trustee of December 31, 2003. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

      Set forth in the table below is the amount of shares beneficially owned by each Trustee and Officer of the Trust.

                                              AMOUNT AND NATURE OF                 PERCENT OF SHARES
NAME OF TRUSTEE OR NOMINEE                   BENEFICIAL OWNERSHIP(1)                OUTSTANDING(2)
--------------------------                   -----------------------                --------------
 INTERESTED TRUSTEES/NOMINEES
 ----------------------------

      Mario J. Gabelli                             471,695   (3)                        2.1%
      John D. Gabelli                                  0                                  *
      Karl Otto Pohl                                   0                                  *

 NON-INTERESTED TRUSTEES/NOMINEES:
 ---------------------------------

      Thomas E. Bratter                                0                                  *
      Anthony J. Colavita                           5,511    (4)                          *
                                       2,400 Series A Preferred Stock(5)                  *
      James P. Conn                                  4,434                                *
                                        1,000 Series A Preferred Stock                    *
      Vincent D. Enright                               0                                  *
      Frank J. Fahrenkopf, Jr.                         0                                  *
      Robert J. Morrissey                              0                                  *
      Anthony R. Pustorino                           1,745    (6)                         *
                                        1,000 Series A Preferred Stock                    *
      Salvatore J. Zizza                            10,452    (7)                         *

----------
(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act. Reflects ownership of common shares unless otherwise noted.
(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.
(3) Includes 182,099 common shares owned by affiliates of the Adviser for which Mr. Gabelli disclaims beneficial ownership.
(4)   Comprised of 5,511 common shares owned by his spouse.
(5)   Includes 1,400 preferred shares owned by his spouse.
(6)   Includes 492 common shares owned by his spouse.
(7)   Includes 3,484 common shares owned by each of his three sons.

     The Trust pays each Trustee not affiliated with the Adviser or its affiliates, a fee of $3,000 per year plus $500 per meeting attended in person and by telephone, together with the Trustee's actual out-of-pocket expenses relating to their attendance at such meetings. In addition, effective in 2004, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Trust to such Trustees during the year ended December 31, 2003 amounted to $50,000. During the year ended December 31, 2003, the Trustees of the Trust met five times, one of which was a Special Meeting of the Trustees. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT
      The role of the Trust's Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Trust's financial statements, reporting process and the independent audit and reviews thereof;
(ii) the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Trust's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Trust's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on February 25, 2004. The Charter is attached as Appendix A to this Proxy Statement. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Trust's independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent accountants for the Trust report directly to the Audit Committee.

      In performing its oversight function, at a meeting held on February 20, 2004, the Audit Committee reviewed and discussed with management of the Trust and the independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the audited financial statements of the Trust as of and for the fiscal year ended December 31, 2003, and discussed the audit of such financial statements with the independent accountants.

      In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Trust and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and the Trust and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

      As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Trust's financial reporting procedures, internal control systems, and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Trust for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Trust's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and poli-cies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Trust's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the Trust's independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report for the fiscal year ended December 31, 2003.

SUBMITTED BY THE AUDIT COMMITTEE OF THE TRUST'S BOARD OF TRUSTEES

      Anthony R. Pustorino, Chairman
      Vincent D. Enright
      Anthony J. Colavita

      February 25, 2004

      The Audit Committee met twice during the fiscal year ended December 31, 2003. The Audit Committee is composed of three of the Trust's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards (the "NYSE Listing Standards")) Trustees, namely Messrs. Colavita, Pustorino, and Enright.

NOMINATING COMMITTEE

      The Board of Trustees has a Nominating Committee composed of two independent (as such term is defined by the NYSE Listing Standards) Trustees, namely Messrs. Colavita and Zizza. The Nominating Committee did not meet during the fiscal year ended December 31, 2003. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

      o The name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership;

      o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and

      o If requested by the Nominating Committee, a completed and signed Trustee questionnaire.

      The shareholder recommendation and information described above must be sent to the Trust's Secretary c/o Gabelli Funds, LLC, James E. McKee and must be received by the Secretary no less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

      The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Trust are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees' oversight of the business and affairs of the Trust and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust. The Nominating Committee also seeks to have the Board of Trustees represent a diversity of backgrounds and experience.

      The Trust's Nominating Committee has not adopted a charter. In the event that a charter is adopted in the future, it will be available at the time on the Trust's website (www.gabelli.com).

OTHER BOARD-RELATED MATTERS

      The Board of Trustees has established the following procedures in order to facilitate communications between the Board and the shareholders of the Trust and other interested parties.

RECEIPT OF COMMUNICATIONS
-------------------------

     Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Trust at One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may send e-mail to gabellifundsboard@gabelli.com.

FORWARDING THE COMMUNICATIONS
-----------------------------

      All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Trust and that are not in the nature of advertising, promotion of a product or service, or patently offensive material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

      The Trust does not expect Trustees or Nominees for election as Trustee to attend the Annual Meeting of Shareholders. The Trust has not maintained information regarding attendance of Trustees at shareholder meetings in previous years.

      The following table sets forth certain information regarding the compensation of the Trust's Trustees and officers for the fiscal year ended December 31, 2003. Mr. Schachter is employed by the Trust and is not employed by the Adviser (although he may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003
                   -------------------------------------------

                                                                               TOTAL COMPENSATION FROM
                                             AGGREGATE COMPENSATION           THE TRUST AND FUND COMPLEX
NAME OF PERSON AND POSITION                      FROM THE TRUST             PAID TO TRUSTEES AND OFFICERS*
---------------------------                      --------------             ------------------------------


INTERESTED TRUSTEES:
--------------------
MARIO J. GABELLI, CFA                             $0                                 $0                (24)
Chairman of the Board and
Chief Investment Officer

JOHN D. GABELLI                                   $0                                 $0                (10)
Trustee

KARL OTTO POHL                                    $0                                 $0                (33)
Trustee

NON-INTERESTED TRUSTEES:
------------------------
DR. THOMAS E. BRATTER                             $5,000                             $31,000            (3)
Trustee

ANTHONY J. COLAVITA                               $6,500                             $160,543          (35)
Trustee

JAMES P. CONN                                     $7,500                             $58,451           (12)
Trustee

VINCENT D. ENRIGHT                                $6,500                             $61,592           (12)
Trustee

FRANK J. FAHRENKOPF, JR.                          $5,500                             $34,951            (4)
Trustee

ROBERT J. MORRISSEY                               $5,000                             $48,342           (10)
Trustee

ANTHONY R. PUSTORINO                              $6,500                             $136,000          (17)
Trustee

SALVATORE J. ZIZZA                                $7,500                             $82,043           (11)
Trustee

OFFICER:
--------
DAVID I. SCHACHTER                                $120,000                           $120,000           (1)
Vice President

----------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2003 by investment companies (including the Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Trust because they have common or affiliated advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

         The election of each of the listed nominees for Trustee of the Trust requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Trust represented at the Meeting if a quorum is present.

      THE  BOARD  OF  TRUSTEES,   INCLUDING   THE   "NON-INTERESTED"   TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Trust's independent accountants for the Trust's fiscal year ending December 31, 2004. PricewaterhouseCoopers acted as the Trust's independent accountants for the fiscal year ended December 31, 2003. The Trust knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Trust. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Trust by PricewaterhouseCoopers for professional services received during and for the Trust's fiscal years ended December 31, 2002 and 2003, respectively.

                          FISCAL YEAR ENDED                     AUDIT-RELATED
                             DECMBER 31        AUDIT FEES*         FEES**         TAX FEES***     ALL OTHER FEES
                             ----------        -----------         ------         -----------     --------------
                               2002              $29,245             --            $2,250              --
                               2003              $54,481          $6,500           $2,350              --

----------
* Includes non-recurring fees billed to the Trust by PricewaterhouseCoopers in connection with the initial offering of each series of Preferred Stock of the Trust.
** "Audit-Related Fees" are those fees billed to the Trust by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's Investors Service, Inc. and Standard & Poor's Ratings Services.
*** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Trust's income tax returns.

     The Trust's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Trust, and all non-audit services to be provided by the auditors to the Trust's investment adviser and service providers controlling, controlled by or under common control with the Trust's investment adviser ("affiliates") that provide on-going services to the Trust (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Trust's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, the Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Trust to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related and tax services described above for which PricewaterhouseCoopers billed the Trust fees for the fiscal years ended December 31, 2002 and December 31, 2003 were pre-approved by the Audit Committee.

      For The Trust's fiscal year ended December 31, 2003, PricewaterhouseCoopers has represented to the Trust that it did not provide any non-audit services (or bill any fees for such services) to the Trust's investment adviser or any affiliates thereof that provide services to the Trust.

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Trust's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trust's officers and Trustees, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on the Trust's review of the copies of such forms it receives, the Trust believes that during the calendar year ended 2003, such persons complied with all such applicable filing requirements, except for two late Form 4 filings, one on behalf of Mr. Gabelli and one on behalf of Mr. Alpert.

BROKER NON-VOTES AND ABSTENTIONS

      The affirmative vote of a plurality of votes cast for each Trustee by the holders entitled to vote for a particular Trustee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

      Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated June 30, 2004.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Trust, which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 2005, must be received by the Trust for consideration for inclusion in the Trust's Proxy Statement and proxy relating to that meeting no later than December 18, 2004. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   APPENDIX A

                            THE GABELLI UTILITY TRUST

                                  (THE "TRUST")

                             AUDIT COMMITTEE CHARTER

I. ORGANIZATION AND QUALIFICATION OF COMMITTEE MEMBERS
------------------------------------------------------

      There shall be an audit committee (the "Committee") of the Board of Trustees (the "Board") which shall be composed of at least three members of the Board, each of whom is independent, I.E. not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. In addition, the members shall not receive any compensation from the Trust, or any subsidiary thereof, if applicable, except compensation for services as a member of the Trust's Board or a committee of the Board. With respect to closed-end funds listed on the NYSE, each member must also meet the independence requirements of audit committee members, as currently set forth in
Section  303.01  of  the  NYSE's  listing  standards.   Members  shall  have  no
relationships with the Trust or its investment adviser, administrator or custodian that may interfere with the exercise of their independence from management of the Trust. The members and the Committee chair shall be elected by the full Board.

      The members shall be "financially literate," i.e. have the ability to understand fundamental financial statements. With respect to a closed-end fund listed on the NYSE, at least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Committee is an "audit committee financial expert" (ACFE) as defined in Item 3 of Form N-CSR. The Board may presume that an ACFE has the requisite accounting or related financial management expertise, with respect to a closed-end fund listed on the NYSE. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

      With respect to a closed-end fund listed on the NYSE, in the event a member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Trust's audit committee.

II. STATEMENT OF PRINCIPLE
--------------------------

      The function of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the Trust's accounting and financial reporting policies and practices. It is management's responsibility to maintain appropriate systems for accounting and internal control and for the presentation and integrity of the Trust's financial statements. It is the independent accountants' responsibility to plan and carry out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Committee, as representatives of shareholders.

      The independent accountants for the Trust shall report directly to the Committee.

III. DUTIES AND RESPONSIBILITIES
--------------------------------

A. GENERAL
----------

      1. oversee the quality and integrity of the Trust's accounting and financial statement reporting process and the independent audit and reviews thereof;

      2. review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers; and to resolve disagreements between management and the independent accountants regarding financial reporting; and act as a liaison between the Trust's independent accountants and the full Board; and

      3. with respect to a closed-end fund listed on the NYSE, oversee, or, as appropriate, assist Board oversight of, (a) the Trust's compliance with legal and regulatory requirements; and (b) the performance of the Trust's internal audit function, if applicable.

B. SPECIFIC
-----------

      1.    (a)   approve the selection, retention, termination and compensation
                  of  independent   accountants  and  the  audit  and  non-audit
                  services to be rendered  prior to their  engagement to provide such services,  and, in connection therewith,  to evaluate the
                  qualifications,    independence   and   performance   of   the
                  independent accountants;

            (b) when required by applicable rules, to pre-approve all audit and permissible non-audit services to be provided by the independent accountants to the Trust, to its investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Trust; and

            (c) the Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the chair of the Committee, in accordance with applicable laws, pursuant to the details of pre-approval policies and procedures adopted by the Committee.

      2. ensure receipt from the independent accountants of a formal written statement delineating all the relationships between them and the Trust, consistent with Independence Standards Board Standard 1; evaluate the independence of the accountants; and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence;

      3. consider in consultation with the independent accountants, the scope and plan of upcoming external audits to assure completeness of coverage and effective use of audit resources;

      4. meet with the Trust's independent accountants, at least twice a year and more often if required, to review the conduct and results of each audit and review of the Trust's financial statements, and discuss the matters stated in SAS 61 "Communications with Audit Committees," as amended by SAS 89 and 90, and any other communications required to be discussed with the Committee pursuant to applicable laws and regulations, including their:

            (a) conclusions and recommendations on the adequacy of the internal controls both of the Trust and its service providers together with the responses of the appropriate management, including the status of previous audit recommendations;

            (b) reasoning in accepting or questioning sensitive accounting estimates by management;

            (c)   reasoning  in  not  recognizing   material  audit  adjustments
                  proposed by them;

            (d) judgments about the quality and appropriateness, (not just the acceptability), of the Trust's critical accounting principles used, including the degree of aggressiveness or conservatism in the application of such principles in its financial reporting;

            (e) views as to the adequacy and clarity of disclosures in the Trust's financial statements in relation to generally accepted accounting principles;

            (f) views of how the use of generally acceptable alternatives to critical accounting and tax principles, disclosure practices and valuation policies, preferred by them, would have affected the financial statements;

            (g) conclusions regarding any serious disagreements, difficulties or disputes with management encountered during the course of the audit;

            (h) discussion of any significant risks to which the Trust is, or might be exposed, and the steps management has taken to minimize such risks;

            (i)   discussion of any significant changes to the audit plan;

            (j) discussion of other matters related to the conduct of the audit required to be communicated to the Committee under generally accepted auditing standards;

            (k) material written communications to the management of the Trust such as any management letter or schedules of unrecognized audit adjustments; and

            (l) non-audit services provided by the Trust's independent accountants to the Trust's investment adviser or any adviser affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Committee (and consideration by the Committee of whether the performance of such services is compatible with maintaining the independent accountant's independence).

      5. meet periodically with the Trust's independent accountants in separate executive sessions to discuss any other matters or communications required under applicable laws or which they or the Committee deem advisable or appropriate to discuss;

      6. meet periodically with management in separate executive sessions, including to review with the Trust's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust's internal control over financial reporting;

      7. with respect to closed-end funds listed on the NYSE, meet periodically with the Trust's internal auditors (or other personnel responsible for the internal audit function), if applicable, in separate executive sessions;

      8. authorize and oversee investigations into any matters within the Committee's scope of responsibilities, or as specifically delegated to the Committee by the Board;

      9. consider and evaluate the effect upon the Trust of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent accountants;

      10. review management's discussion and analysis of financial statements to be included in the Trust's annual report;

      11. establish procedures for the receipt, retention and treatment of complaints received by the Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Trust and its affiliates of concerns about accounting or auditing matters pertaining to the Trust, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

      12. with respect to closed-end funds listed on the NYSE, discuss the Trust's earnings press releases, as applicable, as well as financial information and earnings guidance provided to analysts and ratings agencies;

      13. with respect to closed-end funds listed on the NYSE, at least annually, obtain and review a report by the independent accountant describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Trust;

      14. with respect to closed-end funds listed on the NYSE, set clear hiring policies for employees or former employees of the independent accountants; and

      15. with respect to closed-end funds, provide the audit committee report required by Item 306 of Regulation S-K for proxy statements relating to the election of Trustees; and

      16.   report to the Board on a regular and timely basis.

IV. ADDITIONAL PROVISIONS
-------------------------

      The Trust shall provide appropriate funding (as determined by the Committee) for it to carry out its duties and its responsibilities, including:
(a) for payment of compensation to the Trust's independent accountants or other public accounting firm providing audit, review or attest services for the Trust,
(b) for payment of compensation to any special counsel and other advisors employed by the Committee, (c) for the ordinary administrative expenses of the Committee, and (d) for continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees. In performing its duties the Committee shall consult, as it deems appropriate, with the members of the Board, officers and employees of the Trust, the investment adviser, the Trust's counsel and the Trust's other service providers.

      On an annual basis, the Committee shall review and reassess the adequacy of this charter and recommend to the full Board any changes the Committee deems appropriate. In addition, on an annual basis, the Committee shall evaluate its performance as a whole and that of its individual members to assess whether it is functioning effectively.

Adopted as of: November 19, 2003, as amended on February 25, 2004.

                       This Page left Blank Intentionally.

                                                                    3555-PS-2004

COMMON                    THE GABELLI UTILITY TRUST                       COMMON

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
____________________________________         ___________________________________
____________________________________         ___________________________________
____________________________________         ___________________________________



COMMON                    THE GABELLI UTILITY TRUST                       COMMON

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
____________________________________         ___________________________________
____________________________________         ___________________________________
____________________________________         ___________________________________

X PLEASE MARK                                                               3555
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Trustees of the Trust:

            (01) MARIO J. GABELLI
            (02) THOMAS E. BRATTER
            (03) VINCENT D. ENRIGHT

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI UTILITY TRUST
--------------------------------------------------------------------------------
COMMON SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:______ Co-owner:_________________ Date:______



X PLEASE MARK                                                               3555
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Trustees of the Trust:

            (01) MARIO J. GABELLI
            (02) THOMAS E. BRATTER
            (03) VINCENT D. ENRIGHT

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI UTILITY TRUST
--------------------------------------------------------------------------------
COMMON SHAREHOLDER



Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:_____ Co-owner:_________________ Date:______

SERIES A                  THE GABELLI UTILITY TRUST                 SERIES A
PREFERRED                                                           PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No.

--------------------------------------------------------------------------------
1. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?
____________________________________           _________________________________
____________________________________           _________________________________
____________________________________           _________________________________

SERIES A                  THE GABELLI UTILITY TRUST                 SERIES A
PREFERRED                                                           PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No.

--------------------------------------------------------------------------------
1. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?
____________________________________           _________________________________
____________________________________           _________________________________
____________________________________           _________________________________

X PLEASE MARK                                                               3636
  VOTES AS IN
  THIS EXAMPLE.

1. To elect five (5) Trustees of the Trust:

   (01)  MARIO J.  GABELLI
   (02)  THOMAS E.  BRATTER
   (03)  VINCENT D.  ENRIGHT
   (04)  ANTHONY J. COLAVITA
   (05)  JAMES P. CONN

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI UTILITY TRUST
--------------------------------------------------------------------------------
SERIES A PREFERRED SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:______ Co-owner:_________________ Date:______

X PLEASE MARK                                                               3636
  VOTES AS IN
  THIS EXAMPLE.

1. To elect five (5) Trustees of the Trust:

   (01)  MARIO J.  GABELLI
   (02)  THOMAS E.  BRATTER
   (03)  VINCENT D.  ENRIGHT
   (04)  ANTHONY J. COLAVITA
   (05)  JAMES P. CONN

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI UTILITY TRUST
--------------------------------------------------------------------------------
SERIES A PREFERRED SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:______ Co-owner:_________________ Date:______

SERIES B                    THE GABELLI UTILITY TRUST                 SERIES B
PREFERRED                                                             PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
____________________________________          __________________________________
____________________________________          __________________________________
____________________________________          __________________________________

SERIES B                    THE GABELLI UTILITY TRUST                 SERIES B
PREFERRED                                                             PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
____________________________________          __________________________________
____________________________________          __________________________________
____________________________________          __________________________________

X PLEASE MARK                                                               3555
  VOTES AS IN
  THIS EXAMPLE.

1. To elect five (5) Trustees of the Trust:

   (01)  MARIO J.  GABELLI
   (02)  THOMAS E.  BRATTER
   (03)  VINCENT D.  ENRIGHT
   (04)  ANTHONY J. COLAVITA
   (05)  JAMES P. CONN

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI UTILITY TRUST
--------------------------------------------------------------------------------
SERIES B PREFERRED SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:______ Co-owner:_________________ Date:______

X PLEASE MARK                                                               3555
  VOTES AS IN
  THIS EXAMPLE.

1. To elect five (5) Trustees of the Trust:

   (01)  MARIO J.  GABELLI
   (02)  THOMAS E.  BRATTER
   (03)  VINCENT D.  ENRIGHT
   (04)  ANTHONY J. COLAVITA
   (05)  JAMES P. CONN

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI UTILITY TRUST
--------------------------------------------------------------------------------
SERIES B PREFERRED SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:______ Co-owner:_________________ Date:______